UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2016

ZEC, INC.

(Exact name of registrant as specified in its charter)

Delaware                                      000-55554                               47-5048026

(State or other jurisdiction of                  (Commission                      (I.R.S. Employer

incorporation or organization)                  File Number)                    Identification No.)

1002 North Central Expressway, Suite 495

Richardson, TX

    75080

  (Address of principal offices)

 (Zip Code)

Registrant's telephone number including area code: (888) 344-0073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)   On October 6, 2016, ZEC, Inc. a Delaware corporation (the “Company”), approved the engagement of Vogel CPAs, PC (“Vogel”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2016, effective immediately, and dismissed PLS CPA, A Professional Corporation (“PLS”) as the Company's independent registered public accounting firm. Both actions were approved by the Board of Directors.

PLS’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for those fiscal years contained uncertainty about the company's ability to continue as a going concern.

During the fiscal years ended December 31, 2015, and 2014, and the subsequent interim periods through October 6, 2016, there were no disagreements between the Company and PLS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PLS, would have caused PLS to make reference thereto in their reports on the financial statements for such time periods.

During the Company’s fiscal years ended December 31, 2015 and 2014, and through October 6, 2016, no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K have occurred.

The Company provided PLS with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that PLS furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. PLS has indicated to the Company that it concurs with the foregoing statements contained in the second, third and fourth paragraphs above as they relate to PLS and has furnished a letter to the Securities and Exchange Commission to this effect. A copy of the letter from PLS is attached to this Current Report on Form 8-K as Exhibit 16.1.

(b)   During the fiscal years ended December 31, 2015, and 2014, and the subsequent interim periods through October 6, 2016, neither the Company nor anyone acting on its behalf has consulted with Vogel regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Vogel concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit 16.1:

Letter of PLS CPA, dated October 7, 2016, regarding change in independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

       Dated:   October 7, 2016

ZEC, INC.

                                   By: /s/ E. Thomas Layton

                                       E. Thomas Layton

                                       CEO and Director